United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2004

Summa Industries

(Exact name of registrant as specified in its charter)

Delaware	1-7755	95-1240978
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 792-7024

Not Applicable
(Former name or former address, if changed since last report)

Item 12.                            Results of Operations and Financial Condition.

On June 23, 2004, Summa Industries (the “Company”) issued a news release reporting the financial results of the Company for its fiscal third quarter ended May 31, 2004.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.                                   Exhibits.

(c)                        Exhibits.

Exhibit	Description

99.1	News Release of the Company Regarding Third Quarter Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMA INDUSTRIES,
a Delaware corporation

Date: June 23, 2004	By:	/s/ James R. Swartwout
James R. Swartwout
President